Investor Overview April 2024 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements including, but not limited to, statements regarding our short-term and long-term financial targets, expectations and objectives; business outlook, opportunities and strategies; customer demand and market expansion; strategies related to our products and technology; industry growth rates; software trends; planned acquisitions and buybacks; and the continued impact of the COVID-19 pandemic. These statements involve risks, uncertainties and other factors that could cause our actual results, time frames or achievements to differ materially from those expressed or implied in our forward-looking statements. Such risks, uncertainties and factors include, but are not limited to: risks from the continued effect of the COVID-19 pandemic on the global economy and on our business, operations and financial condition; risks and compliance obligations relating to the global nature of our operations; macroeconomic conditions and uncertainty in the global economy; fluctuation of our operating results; the ability to integrate acquisitions, including BluJay Solutions; and more. Additional information on potential risks, uncertainties and other factors that could affect our results is included in filings we make with the Securities and Exchange Commission from time to time, including in the section entitled "Risk Factors" in our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q. We undertake no duty, and do not intend, to update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes were presented on each page of this presentation. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. Disclaimer INVESTOR OVERVIEW

E2open delivers enduring customer value by providing the most comprehensive end-to-end global supply chain software platform combining networks, data, and best-in-class applications How we provide value to our clients Our mission-critical software serves complex supply chain needs for the most sophisticated global companies, driving outsized operational and economic impact for clients Interconnected suite of best-in-class solutions from demand to supply to movement, and from planning to execution, across the end-to-end supply chain Myriad of unique capabilities across interconnected solutions suite, further supercharged by e2open’s unified network (e2net)

Our unifying, end-to-end software connects the largest brands in the world to every team member, partner, and supplier that helps them make, move, and deliver their products and services. Who is e2open? We are the connected supply chain platform Channel: Improve performance through increased collaboration Planning: Navigate market volatility to deliver exceptional service Logistics: Optimize shipping costs and customer service for multimode shipments Supply: Meet demand fluctuations with improved supply orchestration Global Trade: Minimize the risk and paperwork associated with cross-border trade North America EMEA APAC INVESTOR OVERVIEW

E2open at a glance E2open is the connected supply chain software platform that enables the world’s largest companies to transform the way they make, move, and sell goods and services. With the broadest global SaaS platform purpose-built for modern supply chains, e2open’s multi-enterprise network helps clients anticipate disruptions, improve efficiency, reduce costs, and operate sustainably. $635 M FY24 total revenue ~4,000 Global employees 3 year Average contract length with enterprise clients Total clients ~5,800 480,000+ Connected enterprises 16 billion Transactions annually E2open has a legacy of delivering unique value to the companies that power global commerce. Scaled company History of client success Global impact on supply chains INVESTOR OVERVIEW

Increasing supply chain complexity has accelerated the demand for end-to-end supply chain orchestration These trends are driving continually growing demand for efficient, optimized, data-driven supply chains INVESTOR OVERVIEW Supply chain management is now a strategic priority for leading global companies Supply chain complexity and fragility have accelerated since 2020 Disjointed decision making based on limited, stale information Trapped data/lack of integration across systems Inability to anticipate disruptions and solve problems in real time No actionable insights/predictive analytics Single-sourced strategies prevent well-informed decisions

* E2open “white space” and CY2024 and CY2025 supply chain software market sizes are based on e2open estimates. E2open FY24 Total Revenue $635 million CY2024 Supply Chain Management Software Est. Market Size $78 billion + CY2027 Supply Chain Management Software Est. Market Size $92 billion + “White Space” with Existing e2open Clients $2 billion + Global disruptions affecting trade and impacting production, limiting ability to service demand Increasing customer expectations towards more rapid delivery across both B2B and B2C Unprecedented demand shifts and uncertainty driving the need for resilient processes and holistic decision-making across the entire multi-tier supply chain Constrained supply and capacity across tiers with a lack of visibility and collaboration New regulations surrounding ethical sourcing and emissions across the entire value chain 1 2 3 4 5 Growing demand for supply chain management software creates a uniquely attractive market Large Market Opportunity with Sustainable Growth* Key Industry Drivers INVESTOR OVERVIEW

Customer Internal/External Manufacturers Customs Distributors Resellers Warehouses 3PLs/FFs/ Transport Co-packers Retailers Suppliers End-to-End E2net Open Partner Network Leverage the world’s largest network of interconnected partners Harmony® – Unified AI Enabled User Experience Single-view access and execution recommendations for connecting and collaborating Intelligent and Unified Applications Meet business needs with holistic business decisions e2open connected supply chain Supply Channel Planning Global Trade Logistics E2open’s software platform is purpose-built for end-to-end orchestration INVESTOR OVERVIEW

Uniquely integrates sales and supply chain operations for improved end-to-end responsiveness across operations; provides partners with centralized data, marketing support, and enhanced partner and customer engagement through AI-driven strategies and incentive programs Powered by awareness of channel, supply, logistics, and trade possibilities and constraints, e2open’s planning applications allow partners to maintain high customer service levels and raise efficiency of their deliveries by ensuring plans reflect market realities across the entire value chain Automates global trade workflows within a single platform by leveraging a global database of regulatory content (220+ jurisdictions) and customs filings (25+ countries), powering the industry’s most comprehensive compliance and customs filings solution Provides multi-tenant, cloud-based tools for forecasting, planning, and executing multi-mode transportation and logistics; features the largest carrier network across all modes and geographies, enabling rapid response to changes Pioneer in enabling secure collaboration across multiple supply chain tiers; offers a suite of products that enhance visibility, streamline sourcing and procurement, track outsourced manufacturing processes, and ensure consistent quality of both internal and external manufacturing Industry-leading applications across five product families in a single, integrated platform Comprehensive suite of purpose-built solutions provides visibility and support across all supply chain workflows Channel Planning Global Trade Logistics Supply INVESTOR OVERVIEW

Four Ecosystems | 480,000 Connected Enterprises | 16bn Transactions Annually Supply Ecosystem 26m annual invoices 59m annual shipments 155m annual orders Logistics Ecosystem 21% of global ocean bookings 67m containers tracked $18.5bn annual TMS freight spend Global Trade Ecosystem 35m annual export sales order lines 220+ countries, territories, jurisdictions covered 67bn annual restricted party screenings Demand Ecosystem 1.1m active resellers $14bn incentives managed 800m annual channel sales transactions E2open connects businesses to the world’s largest network of manufacturing, logistics, and distribution partners Expansive network built over 20+ years with connectivity across all major commerce ecosystems globally e2open connected supply chain INVESTOR OVERVIEW

The e2open difference Combines solutions and content into a single package with the deepest and most comprehensive database of proprietary global trade content, all integrated into e2open’s network The e2open difference Connects the full range of regional and global logistics partners all onto a single platform with the largest ecosystem of carriers and logistics services providers across all major modes and regions The e2open difference Drives data through a connected platform to streamline decision making and automate partner programs with the largest channel database of 480k+ partners The e2open difference Ingests inputs from multi-tier relationships on the buy and sell side of the supply chain and identifies demand supply imbalances across the entire planning horizon through the application of optimization and advanced AI/ML The e2open difference Streamlined, end-to-end collaboration across every tier of production and supply with unparalleled visibility and control over production, enabling advanced procurement strategy Channel Planning Global Trade Logistics Supply E2open’s competitive differentiation E2open is the only SCM platform that offers comprehensive, interconnected solutions across every stage of the supply chain Connected by e2net The world’s largest network of 480k+ interconnected partners INVESTOR OVERVIEW

Not integrated Disconnected processes, systems, applications, and data Poor data Late, inaccurate, and incomplete data leading to indecision Siloed decisions Misaligned priorities leading to disconnected and uninformed decision making Reactive A series of hasty decisions and delayed responses resulting in poor outcomes Integrated Teams, processes, systems, and data aligned through a single platform for true collaboration and coordination Harmonized Decision-grade data from the furthest reaches of the value chain, delivered, cleansed, and processed in real time Connected decisions Connected partners across all tiers and ecosystems so stakeholders can communicate and anticipate supply chain fluctuations as a team Proactive Optimal network design can help minimize risks through enhanced collaboration that allows companies to respond proactively to potentially costly, margin-impactful challenges E2open solves the complexities of the modern supply chain E2open is uniquely positioned to solve the challenges of today’s global businesses INVESTOR OVERVIEW

11 15 Named a Leader in analyst quadrants across major functional areas. out of In a crowded field, we are a proven leader in supply chain solutions E2open performs competitively across all core SCM product areas as recognized by industry researchers The experts agree: e2open is an industry leader INVESTOR OVERVIEW

$635m FY24 Total Revenue $440m | 69% FY24 Non-GAAP Gross Profit | % Margin $116m FY24 Adj. Operating Cash Flow Strong Cash Generation Highly Profitable Scaled Revenue $537m | 85% FY24 Subscription Revenue | %Total Revenue $220m | 35% FY24 Adj. EBITDA | % margin 53% Conversion of FY24 Adj. EBITDA to FY24 Adj. Operating Cash Flow E2open – by the numbers INVESTOR OVERVIEW

* Excluding M&A or one-time capital expenditures Our mission is to accelerate organic growth by offering a differentiated, singular solution that drives distinctive operational value and impact for our clients. Double-digit % Subscription revenue growth Mid 30s%+ Adjusted EBITDA margin $70%+ Non-GAAP gross profit margin ~5% Capital expenditures as a % of revenue* Long-term target model INVESTOR OVERVIEW

E2open investment thesis E2open’s strong foundation, built on valued products and a core customer base, positions it well to seize a large market opportunity Attractive Market Space Well-Positioned for Organic Growth Growing need for supply chains to work collaboratively across enterprise boundaries & be resilient in response to external events Need for agility through adoption of AI & advanced systems leveraging multi-enterprise data visibility Transition towards digitization & cloud-based supply chain management Increasing burden being put on supply chains due to emphasis on sustainability & regulatory compliance Highly valued product portfolio recognized as industry leading by top research firms Consistently chosen as SCM solution provider by Fortune 500 clientele $2 billion+ “white space” cross-sell opportunity with large existing base of blue-chip enterprise clients Proven track record of high profitability & strong cash flow supports continued investment in organic growth Rapidly growing end market Highly valued product portfolio INVESTOR OVERVIEW

One provider that brings it all together. Planning Execution Channel Multi-enterprise Networks INVESTOR OVERVIEW

Appendix

Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period). (2) Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates. Pro Forma Revenue Reconciliation INVESTOR OVERVIEW

Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period). Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates. Reflects non-cash, long-term share-based compensation expense. Primarily includes other non-recurring expenses such as non-acquisition related severance, foreign currency transaction gains and losses, systems integrations, legal entity rationalization, expenses related to retention of key employees from acquisitions and non-recurring consulting and advisory fees. Pro Forma Gross Profit Reconciliation INVESTOR OVERVIEW

(1) Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period). (2) Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates. (3) Reflects non-cash, long-term share-based compensation expense. (4) Primarily includes other non-recurring expenses such as non-acquisition related severance, foreign currency transaction gains and losses, systems integrations, legal entity rationalization, expenses related to retention of key employees from acquisitions and non-recurring consulting and advisory fees. (5) Primarily includes advisory, consulting, accounting and legal expenses and severance incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, related to the Business Combination, acquisitions of BluJay and Logistyx and the strategic review. (6) Represents the fair value adjustment at each balance sheet date for the Tax Receivable Agreement along with the associated interest. (7) Represents the fair value adjustment at each balance sheet date of the warrant liability related to our warrants. (8) Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter and Series 1 and 2 RCUs. The Series B-1 common stock, Sponsor Side Letter and Series 1 RCUs were automatically converted into our Class A Common Stock on a one-to-one basis as of June 8, 2021. (9) Represents the goodwill impairment taken in the first and third quarters of fiscal 2024 and second and fourth quarters of fiscal 2023. (10) Represents the indefinite-lived trademark/ trade name impairment taken in the first and third quarter of fiscal 2024. Represents the impairment on our operating lease ROU assets and leasehold improvements due to vacating certain facilities. Represents the $17.8 million litigation settlement for the unfavorable arbitration ruling related to the Kewill customer case. Pro Forma Adjusted EBITDA Reconciliation INVESTOR OVERVIEW

Primarily includes cash payment of a $17.8 million legal settlement for the previously disclosed unfavorable arbitration ruling related to a 2014 contract between Kewill (a predecessor of BluJay), as well as other non-recurring costs. (2) Channel Client Deposits Payable represents client deposits for the incentive payment program associated with the Company's channel shaping application. The Company offers services to administer incentive payments to partners on behalf of the Company’s clients. The Company’s clients deposit these funds into a restricted cash account with an offset included as a liability in incentive program payable in the Consolidated Balance Sheets. Pro Forma Adjusted Operating Cash Flow Reconciliation INVESTOR OVERVIEW